SETTLEMENT AGREEMENT

          This Settlement Agreement (“Agreement”) is entered into as of January 12, 2005, by and among American Wagering, Inc., a Nevada corporation (“AWI”), Leroy’s Horse and Sports Place, a Nevada corporation (together with AWI, the “Debtors”), and Youbet.com, Inc., a Delaware corporation (“Youbet”), with reference to the following facts:

RECITALS

          A.  On July 25, 2003, the Debtors filed petitions for relief under Title 11, Chapter 11 of the United States Code in the United States Bankruptcy Court for

the District of Nevada (the “Bankruptcy Court”), which cases are being jointly administered under Case No 03-52529 GWZ (“Bankruptcy Cases”). On or about February 20, 2004, the Debtors filed a Plan of Reorganization, which was subsequently amended as the Restated Amended Joint Plan of Reorganization

(“Debtors’ Plan”) and accompanying Disclosure Statement (“Debtors’ Disclosure Statement”).

          B.  Youbet is an equity security holder of AWI having acquired AWI common stock in 2004 after commencement of the Bankruptcy Cases. On or around

September 27, 2004, Youbet filed a competing Plan of Reorganization (“Youbet Plan”) and accompanying Disclosure Statement (“Youbet Disclosure

Statement”) pursuant to which Youbet proposed to acquire AWI and its wholly-owned subsidiaries. Both the Youbet Disclosure Statement and the Debtors’

Disclosure Statement were approved at a hearing held on November 12, 2004, subject to certain changes to be incorporated into the Bankruptcy Court orders approving the respective Disclosure Statements.

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          C.  In its capacity as a proponent of a competing plan of reorganization and an approved Youbet Disclosure Statement in the Bankruptcy Cases, Youbet

may have certain claims and causes of action that could be asserted against the Debtors (the “Claims”).

          D.  The Debtors deny any and all liability to Youbet under the Claims and believe that they would prevail in any legal action concerning the Claims.

Nevertheless, the Debtors acknowledge that the costs and expenses to defend against the Claims if asserted, and particularly any delay in confirmation of the

Debtors’ Plan that could result therefrom, would be material. .

          E.  Notwithstanding the foregoing, the Debtors acknowledge that, through the competing plan confirmation process, Youbet has made a substantial contribution to the Bankruptcy Cases. Youbet has incurred more than $75,000 in fees and costs related to these Bankruptcy Cases. Accordingly, the Debtors have determined that settling the Claims in accordance with the terms hereof is in the economic best interest of the bankruptcy estates .

          NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I.

SETTLEMENT

          In consideration of the release set forth in Section III.2 hereof and the substantial contribution made by Youbet, within two (2) business days after the

Effective Date of this Agreement (as defined below), the Debtors shall pay to Youbet, by wire transfer of immediately available funds to the account specified by

Youbet, Seventy-Five Thousand Dollars ($75,000) (the “Settlement Amount”).

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          Upon verification of payment of the Settlement Amount, Youbet shall promptly withdraw the Youbet Plan and Youbet Disclosure Statement and any

related pleadings or documents, and shall take no further action in respect of confirmation of the Youbet Plan. In addition, and as of the Effective Date, Youbet agrees that it will not oppose nor take any other action to delay, confirmation of the Debtors’ Plan and will not support any alternative plan of reorganization or efforts by any other party in interest to oppose confirmation of the Debtors’ Plan.

SECTION II.

CONDITIONS TO CLOSING

          The effectiveness of this Agreement and the obligations of the parties hereto are expressly conditioned upon (1) receipt by each party of (a) the final order approving this Agreement by the Bankruptcy Court and (b) a fully-executed copy of this Agreement; and (2) payment of the Settlement Amount (the “Effective

Date”) .

SECTION III.

RELEASE PROVISION

          1.  Debtors’ Release. Effective as of the Effective Date, except with respect to obligations imposed under this Agreement, the Debtors, on behalf of themselves and on behalf of their respective officers, directors, employees, representatives, attorneys, agents, professionals, principals, shareholders, partners,

subsidiaries, predecessors, successors and assigns do hereby forever and unconditionally release and discharge Youbet and its subsidiaries, affiliates, officers,

directors, agents, employees, attorneys, professionals, shareholders, partners, affiliates, predecessors, successors and assigns (“Youbet Released Parties”),

jointly and severally, from any and all claims, demands, actions, remedies, causes of action, liabilities, costs,

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          expenses and damages of any kind whatsoever, in law or in equity, past, present or future related to, or arising from the Claims or any negotiations, interactions and conduct relating to the Claims and whether known or unknown, suspected or unsuspected, liquidated or unliquidated, material or nonmaterial,

fixed or contingent, from the beginning of time to the Effective Date.

          2.  Youbet Release. Effective as of the Effective Date, except with respect to obligations imposed under this Agreement and subject to receipt of the

Settlement Amount, Youbet, on behalf of itself and on behalf of its officers, directors, employees, representatives, attorneys, agents, professionals, principals,

shareholders, partners, subsidiaries, affiliates, predecessors, successors and assigns do hereby forever and unconditionally release and discharge the Debtors and their respective subsidiaries, affiliates, officers, directors, agents, employees, attorneys, professionals, shareholders, partners, predecessors, successors and assigns (“Debtor Released Parties”), jointly and severally, from any and all claims, demands, actions, remedies, causes of action, liabilities, costs, expenses and damages of any kind whatsoever, in law or in equity, past, present or future related to, or arising from the Claims or any negotiations, interactions and conduct relating to the Claims and whether known or unknown, suspected or unsuspected, liquidated or unliquidated, material or nonmaterial, fixed or contingent, from the beginning of time to the Effective Date.

SECTION IV.

MISCELLANEOUS PROVISIONS

          1.  Cooperation. The parties agree to cooperate with one another and to take all commercially reasonable actions necessary or desirable to satisfy the conditions to the effectiveness of this Agreement and to implement the terms hereof, including without limitation

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the filing of a motion by the Debtors pursuant to Section 9019 of the Bankruptcy Court for an order approving this Agreement on an expedited basis.

          2.  Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement among the parties and supersedes all prior and contemporaneous agreements, representations, warranties, and understandings of the parties, whether oral, written, or implied, as to the subject matter hereof.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties affected thereby. No waiver of any provisions of this Agreement shall be deemed or constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing, and specifying such waiver, by the party making the waiver.

          3.  Limitation on Third-Party Beneficiaries. Except for the Youbet Released Parties and the Debtor Released Parties, and without limiting Section IV.4 hereof, nothing contained in this Agreement is intended to relieve or discharge the obligation or liability of any third party to any party, nor shall any provision give any third party any right of subrogation or action over or against any party.

          4.  Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective legal representatives,

successors, and assigns.

          5.  Non-Reliance. Each party hereto acknowledges that it has not executed this Agreement in reliance on any promise, representation or warranty not expressly set forth herein.

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          6.  Headings. The descriptive headings of the sections of this Agreement are inserted for convenience of reference only and do not constitute a part of this

Agreement.

          7.  Governing Law. This Agreement shall be governed in all respects, including the validity, interpretation and effect, by the laws of the State of Nevada,

without giving effect to the principles of conflicts of law there.

          8.  Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf, all as of the date and year first above written.

                                                                                                                            American Wagering, Inc., a Nevada corporation

                                                                                                                            By:     /s/ Victor Salerno
                                                                                                                            Name: Victor Salerno
                                                                                                                            Title:     Chief Executive Officer

                                                                                                                            Leroy’s Horse and Sports Place, a Nevada corporation

                                                                                                                            By:     /s/ Victor Salerno
                                                                                                                            Name: Victor Salerno
                                                                                                                            Title: President

                                                                                                                            Youbet.com, Inc., a Delaware corporation

                                                                                                                             By:     /s/ Charles R. Bearchell
                                                                                                                             Name: Charles R. Bearchell
                                                                                                                             Title: Chief Financial Officer

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